Investment properties	12 Months Ended
Dec. 31, 2018
Investment properties
Investment properties

C14   Investment properties

Investment properties principally relate to the UK with-profits fund and are carried at fair value. A reconciliation of the carrying amount of investment properties at the beginning and end of the year is set out below:

	2018 £m	2017 £m
At 1 January	16,497	14,646
Additions:
Resulting from property acquisitions	1,326	2,009
Resulting from expenditure capitalised	183	39
Disposals	(178)	(591)
Net gain from fair value adjustments	149	415
Net foreign exchange differences	(52)	(21)
At 31 December	17,925	16,497

The 2018 income statement includes rental income from investment properties of £927 million (2017: £876 million) and direct operating expenses including repairs and maintenance arising from these properties of £56 million (2017: £82 million).

Investment properties of £5,825 million (31 December 2017: £5,689 million) are held under finance leases. The present value of minimum lease payments under these leases is £42 million (31 December 2017: £43 million) and 76 per cent (31 December 2017: 73 per cent) of lease payments are due in over five years.

The Group’s policy is to let investment properties to tenants through operating leases. Minimum future rentals to be received on non-cancellable operating leases of the Group’s freehold investment properties are receivable in the following periods:

	2018 £m	2017 £m
Less than 1 year	314	322
1 to 5 years	1,077	1,073
Over 5 years	2,242	2,286
Total	3,633	3,681

The total minimum future rentals to be received on non-cancellable sub-leases for the Group’s investment properties held under finance leases at 31 December 2018 are £1,596 million (31 December 2017: £1,527 million).